Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT

(Credit Agreement)

THIRD AMENDMENT, dated as of June 18, 2007 (this “Amendment”), to the SENIOR REVOLVING CREDIT AGREEMENT, dated as of May 10, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LAZARD GROUP LLC, a Delaware limited liability company (the “Company”), the Banks from time to time parties thereto, CITIBANK, N.A., a national banking association (“Citibank”), and THE BANK OF NEW YORK, New York Branch (“The Bank of New York”), and JPMORGAN CHASE BANK, N.A., a New York banking corporation as a Bank (in such capacity, “JPMorgan Chase Bank”, and together with Citibank and The Bank of New York, the “Banks”) and as Administrative Agent for the Banks thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Company, the Banks and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested, and upon this Amendment becoming effective, the Banks have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

2.1 Amendment to Section 1.1. Section 1.1 is hereby amended by adding the following defined term in proper alphabetical order:

“Intesa Debt”: Indebtedness under the 4.25% senior note and under the 4.60% subordinated note, both due February 28, 2008 and issued by the Company in favor of Banca Intesa S.p.A., and incurred by the Company in connection with the dissolution of the Intesa Strategic Alliance and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness.

2.2 Amendment of Section 7.2. Section 7.2 is hereby amended by (i) deleting the “and” appearing after clause (r) thereof, (ii) deleting the “.” at the end of clause (s) thereof and inserting, in lieu thereof “; and”, and (iii) adding a new paragraph (t) after paragraph (s) thereof to read in its entirety as follows:

“(t) Indebtedness of the Company under the 6.85% senior notes due June 15, 2017 in an aggregate principal amount not to exceed $600,000,000, and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; provided that (i) a portion of the proceeds of such Indebtedness is used by the Company to repay all outstanding obligations under the Intesa Debt and (ii) the remainder of the proceeds is not used to fund Restricted Payments.”

SECTION 3. MISCELLANEOUS

3.1 Limited Effect. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

3.2 Effectiveness. This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) of receipt by the Administrative Agent of counterparts hereof duly executed by the Company and Lenders constituting the Required Lenders.

3.3 Representations and Warranties. On and as of the Third Amendment Effective Date and after giving effect to this Amendment, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.4 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LAZARD GROUP LLC

By:	/s/ Michael J. Castellano
Name:	Michael J. Castellano
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A as
Administrative Agent and as a Bank

By:	/s/ Thomas H. Mulligan
Name:	Thomas H. Mulligan
Title:	Managing Director

CITIBANK, N.A., as a Bank

By:	/s/ Matthew Nicholls
Name:	Matthew Nicholls
Title:	Managing Director

THE BANK OF NEW YORK, N.A., as a Bank

By:	/s/ Joseph Ciacciarelli
Name:	Joseph Ciacciarelli
Title:	Managing Director

Signature page to Third Amendment to the Credit Agreement